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                         EXHIBIT 23.1
                 CONSENT OF ARTHUR ANDERSEN, LLP.


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                                                                  EXHIBIT 23.1



                            [ARTHUR ANDERSEN LOGO]








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

United Fire & Casualty Company:


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement dated December 19, 1997, of our report dated February 20, 1997 included in United Fire & Casualty Company's Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.




/s/ Arthur Andersen LLP
Chicago, Illinois
December 19, 1997